EXHIBIT 10.3


ACNielsen Chile

CONSENT


We hereby consent to the use of our market share information from our "ACNielsen Retail Index for Beer Category", based on ACNielsen distribution channels from years 1994 to 1999 in Arica to Puerto Montt within cities of more than 30.000 inhabitants, on Form 20 F of Quilmes Industrial (Quinsa) Societe Anonyme. We further consent to the use of our name in such Form 20-F and to the filling of this consent as an exhibit thereto.



/s/ Irene Tapia M.
ACNielsen Chile S.A.